UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report:
March 5, 2009
(Date of earliest event reported)
ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	001-33614	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
363 N. Sam Houston Parkway East
Suite 1200
Houston, Texas 77060
(Address of principal executive offices, including zip code)
(281) 876-0120
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
The information in Item 2.03 below is incorporated herein by reference.
Section 2 — Results of Operations and Financial Condition
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On March 5, 2009, Ultra Petroleum Corp.’s wholly-owned subsidiary Ultra Resources, Inc. (the “Company”) issued $235 million Senior Notes (the “2009 Senior Notes”). The 2009 Senior Notes were issued pursuant to a Master Note Purchase Agreement dated March 6, 2008 (the “Master Note Purchase Agreement”) as supplemented by a First Supplement thereto dated March 5, 2009 (the “First Supplement”). A copy of the First Supplement is attached to this document and is incorporated herein by reference. A copy of the Master Note Purchase Agreement is attached to the Form 8K filed by Ultra Petroleum Corp. on March 10, 2008. The Company previously issued $300 million Senior Notes on March 6, 2008 (the “2008 Senior Notes” and together with the 2009 Senior Notes, the “Senior Notes”).
The following is a summary of the material terms of the Master Note Purchase Agreement as supplemented by the First Supplement. This summary is qualified in its entirety by reference to the Master Note Purchase Agreement and the First Supplement.
The Senior Notes rank pari passu with the Company’s bank revolving credit facility. Payment of the Senior Notes is guaranteed by Ultra Petroleum Corp. and its subsidiary UP Energy Corporation. Of the 2009 Senior Notes, $173 million are 7.77% Senior Notes due March 1, 2019 and $62 million are 7.31% Senior Notes due March 1, 2016. Proceeds from the sale of the 2009 Senior Notes were used to repay bank revolving credit facility debt but will not reduce the size of the revolving credit facility. The Senior Notes are prepayable in whole or in part at any time, subject to payment of a make-whole premium. The Senior Notes are subject to representations, warranties, covenants and events of default customary for a senior note financing. If a payment defaults occurs, any Senior Note holder may accelerate its Senior Notes; if a non-payment default occurs, holders of 51% of the outstanding principal amount of the Notes may accelerate all the Notes.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Title of Document

10.1	First Supplement dated March 5, 2009 to Master Note Purchase Agreement dated March 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORPORATION
March 10, 2009	Name:	/s/ Michael D. Watford
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document

10.1	First Supplement dated March 5, 2009 to Master Note Purchase Agreement dated March 6, 2008.